UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 30, 2008

ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1204 Pilgrim Road, Plymouth, Wisconsin 53073
(Address of principal executive offices, including zip code)
(920) 892-9340
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        (a)        Not applicable.

        (b)        Not applicable.

        (c)        Not applicable.

        (d)        Not applicable.

        (e)        On July 30, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Orion Energy Systems, Inc. (the “Company”) approved a base salary of $165,000 for the fiscal year ending March 31, 2009 for Scott Jensen in connection with Mr. Jensen’s appointment as the Company’s new Chief Financial Officer and Treasurer. The Company previously disclosed Mr. Jensen’s appointment on a Current Report on Form 8-K dated July 15, 2008.

        On July 30, 2008, the Committee also approved an Executive Fiscal Year 2009 Annual Cash Incentive Program (the “Cash Incentive Program”) under the Company’s 2004 Stock and Incentive Awards Plan. The Cash Incentive Program provides designated executive officers of the Company a cash payment opportunity at the conclusion of the fiscal year ending March 31, 2009, contingent upon the Company’s financial performance for the year, as measured against a range of revenue and operating income guidelines established at the beginning of the year, and the executive officer’s individual achievement during the year, as measured against individual performance goals. The midpoint of the range of fiscal 2009 revenue and operating income guidelines under the Cash Incentive Program is based on 50% growth in revenue and 136% growth in operating income over the Company’s fiscal 2008 revenue and operating income. These financial performance measures were established solely for the purpose of the Cash Incentive Program and they do not represent the Company’s performance expectations for fiscal 2009 and should not be construed as earnings guidance or management’s expectations or estimates of results or future performance.

        The Committee also determined the following potential payout ranges under the Cash Incentive Program for our president and chief executive officer, our chief financial officer and our other named executive officers (expressed as a percentage of the officers’ respective fiscal 2009 base salary):

Name and Position	Approximate Fiscal 2009 Bonus Range (% of Fiscal 2009 Base Salary)
Neal R. Verfuerth
President and Chief Executive Officer	75-125
Scott Jensen
Chief Financial Officer and Treasurer	26-44
Daniel J. Waibel
President, Orion Asset Management Division	27-45
John H. Scribante
Senior Vice President of Business Development	27-45
Michael J. Potts
Executive Vice President	27-45
Patricia A. Verfuerth
Vice President of Operations	22-36

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: August 4, 2008	By: /s/ Neal R. Verfuerth
Neal R. Verfuerth
President and Chief Executive Officer

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